SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 30, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

   United States                   33-95714                      22-2716130
   United States                   33-99442-01                   22-2716130
  (State or other                 (Commission               (I.R.S. Employer
  Jurisdiction of                File Number)             Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

           (c)  Exhibits
           28.1  Monthly Servicer's Certificate - November 30, 1998
           28.2 Monthly Series 1995-1 Certificateholders' Statement - November 30, 1998

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ---------------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



 Dated: December 15, 1998                 By:  Donald K. Truslow
                                          Title:  Executive Vice President,
                                                  Comptroller and Treasurer

                                INDEX TO EXHIBITS

                                                                                                   Sequentially
Exhibit                                                                                              Numbered
Number                                     Exhibit                                                    Pages
------                                     -------                                                    -----

        28.1         Monthly Servicer's Certificate - November 30, 1998                                1-7
        28.2         Monthly Series 1995-1 Certificateholders' Statement - November 30, 1998           1-10